UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019 (June 5, 2019)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, 11th Fl., New York, NY	10104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

On June 5, 2019, we issued a press release announcing the commencement of a private offering of $1.0 billion aggregate principal amount of Senior Notes due 2029 (the “Notes”) to be issued by our subsidiary, Sirius XM Radio Inc. (“SiriusXM”).

On June 5, 2019, we issued an additional press release announcing the pricing of $1.25 billion of 5.50% Senior Notes due 2029, reflecting an increase of $250 million in aggregate principal amount of Notes offered. The offering is expected to close on June 7, 2019, subject to customary closing conditions. SiriusXM intends to use the net proceeds from the offering of the Notes initially to repay the borrowings outstanding under its $1,750 million Senior Secured Revolving Credit Facility due 2023 (the “Credit Facility”) and for general corporate purposes, which may include the funding of share repurchases by us and the repurchase, redemption, defeasance, tender or repayment of SiriusXM’s other outstanding indebtedness, in each case, from time to time and as market conditions permit. Balances outstanding under the Credit Facility fluctuate as our needs dictate.

A copy of each press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes may not be offered or sold within the United States or to U.S. persons, except to “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to non-U.S. persons in offshore transactions in reliance on Regulation S. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index attached hereto is incorporated herein.

EXHIBITS

Exhibit	Description of Exhibit

99.1	Press Release dated June 5, 2019 relating to the commencement of the offering of Notes

99.2	Press Release dated June 5, 2019 relating to the pricing of the offering of Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly

Patrick L. Donnelly Executive Vice President, General Counsel and Secretary

Dated: June 5, 2019